Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended July 31, 2010. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joseph C. Flaherty, Jr.	D
Natalie I. Shapiro	D
Curt Custard	N
Jonathan Davies	N
Andreas Koester	N
Phillip Torres	N

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended July 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph C. Flaherty, Jr.	10	$6.8 billion	0	N/A	0	N/A
Natalie I. Shapiro	3	$706.7 million	0	N/A	0	N/A
Curt Custard	6	$4.0 billion	19	$9.8 billion	11	$5.8 billion
Jonathan Davies	5	$3.6 billion	18	$9.8 billion	10	$5.6 billion
Andreas Koester	6	$4.0 billion	18	$9.8 billion	11	$5.7 billion
Phillip Torres	2	$558.0 million	4	$883.0 million	4	$250,326

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.